                                                                     Exhibit 4.6

                   EXCHANGEABLE PREFERRED SECURITY CERTIFICATE

         [Include if Exchangeable Preferred Security is in global form: THIS EXCHANGEABLE PREFERRED SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS EXCHANGEABLE PREFERRED SECURITY IS EXCHANGEABLE FOR EXCHANGEABLE PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS EXCHANGEABLE PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS EXCHANGEABLE PREFERRED SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.]

         [Include if Exchangeable Preferred Security is in global form and The Depository Trust Company is the Depositary: UNLESS THIS EXCHANGEABLE PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY EXCHANGEABLE PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         [Include if Exchangeable Preferred Security is restricted: THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE

COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS) (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE NEWS CORPORATION LIMITED OR NEWS AMERICA INCORPORATED, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

         THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES. WITH RESPECT TO THIS SECURITY WITH A PRINCIPAL AMOUNT OF US$1,000 (A) THE ISSUE PRICE IS US$1,000 AND (B) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS US$1,357.23. THE ISSUE DATE OF THIS SECURITY IS MARCH 21, 2003. THE YIELD TO MATURITY OF THIS SECURITY, COMPOUNDED SEMI-ANNUALLY, IS 4.85%. THE SCHEDULE OF

PROJECTED PAYMENTS OF THIS SECURITY WITH A PRINCIPAL AMOUNT OF US$1,000 CONSISTS OF (A) A PAYMENT OF INTEREST EQUAL TO US$3.625 ON SEPTEMBER 15, 2003, (B) PAYMENTS OF INTEREST EQUAL TO US$3.75 ON EACH SUBSEQUENT SEMI-ANNUAL INTEREST PAYMENT DATE (INCLUDING THE MATURITY DATE) AND (C) A PAYMENT OF A PROJECTED AMOUNT AT THE MATURITY DATE OF THIS SECURITY (EXCLUDING THE STATED SEMI-ANNUAL INTEREST ON THIS SECURITY PAYABLE ON SUCH DATE) EQUAL TO US$2,357.23.

Certificate Number            Number of Exchangeable Preferred Securities:

                                                                CUSIP NO.

            Certificate Evidencing Exchangeable Preferred Securities

                                       of

                        News Corporation Finance Trust II

                 0.75% Senior Exchangeable Preferred Securities
  (Original Liquidation Preference $1,000 per Exchangeable Preferred Security)

         NEWS CORPORATION FINANCE TRUST II, a statutory trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that CEDE & CO. (the "Holder") is the registered owner of ___________ (_______) exchangeable preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 0.75% Senior Exchangeable Preferred Securities (the "Exchangeable Preferred Securities"). The Exchangeable Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Exchangeable Preferred Securities are set forth in, and this certificate and the Exchangeable Preferred Securities represented hereby are issued and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of March 21, 2003, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Exchangeable Preferred Securities as set forth in Annex I thereto. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Exchangeable Preferred Securities Guarantee to the extent provided therein. The Company will provide a copy of the Declaration, the Exchangeable Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Company at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Exchangeable Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

         Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Exchangeable Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Trust has executed this certificate as of this 21st day of March 2003.

                                   NEWS CORPORATION FINANCE TRUST II



                                   -----------------------------------
                                   Arthur M. Siskind, as Trustee




                                   -----------------------------------
                                   Paula M. Wardynski, as Trustee



                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION



This is one of the Exchangeable Preferred Securities referred to in the within-mentioned Declaration.

Dated:

                                           The Bank of New York,
                                           as Property Trustee

                                           By:
                                              -----------------------------
                                                  Authorized Signatory

                              ---------------------


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Exchangeable Preferred Security Certificate to:

--------------------------------------------------------------------------------

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            (Insert assignee's social security or tax identification number)


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            (Insert address and zip code of assignee)



and irrevocably appoints

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agent to transfer this Exchangeable Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      -----------------------

Signature:
           ------------------
(Sign exactly as your name appears on the other side of this Exchangeable Preferred Security Certificate)

                                 EXCHANGE NOTICE

To exchange this Security as provided in the Declaration check the box: [_]

To exchange only part of this Security, state the Original Liquidation Preference to be exchanged (which must be $1,000 or an integral multiple of $1,000):

         $
          ---------------

If the Company elects to deliver BSkyB Ordinary Shares, in whole or in part, upon exchange indicate whether you would prefer BSkyB Ordinary Shares [_] BSkyB ADSs [_]

Please fill in the form below providing the information requested with respect to the holder of BSkyB Ordinary Shares or ADSs


--------------------------------------------------------------------------------
                     (Insert social security or tax ID no.)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            (Print or type other person's name, address and zip code)


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Date:
     ---------------

Your Signature:
               -----------------------------------------------------------------

--------------------------------------------------------------------------------
 (Sign exactly as your name appears on
  the other side of this Security)

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, the Exchange Agent, the Security Registrar or the Transfer Agent, as the case may be, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee, the Exchange Agent, the Security Registrar or the Transfer Agent, as the case may be, in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                 PURCHASE NOTICE

         To cause the Company to purchase this Security on ________ __, 20__, check the box: [_]

         In addition, set forth the following information:

         (a) The Certificate Number(s) of the Securities that will be delivered to be purchased;

         (b) The portion of the Original Liquidation Preference of the Securities that will be delivered for purchase (which must be $1,000 or an integral multiple thereof); and

         (c) If the Company has elected to pay all or a portion of the Purchase Price by the delivery of BSkyB Ordinary Shares, but such portion may not be paid as a result of failure to satisfy one or more required conditions prior to the Purchase Date, the undersigned elects (select one):

[_] to withdraw such Purchase Notice as to $________ Original Liquidation Preference of Securities (Certificate Nos. ) and to receive cash as to the remainder of the Securities referred to in clause (b) above

[_] to receive cash in respect of the Purchase Price for all Securities subject to such Purchase Notice

         The undersigned acknowledges that this Security will be delivered pursuant to the terms and conditions specified in the Indenture and paragraph 6 hereof.


--------------------------------------------------------------------------------


Date:               Your Signature
     -------------                ----------------------------------------------


--------------------------------------------------------------------------------
     (Sign exactly as your name appears on the other side of this Security)

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, the Exchange Agent, the Security Registrar or the Transfer Agent, as the case may be, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee, the Exchange Agent, the Security Registrar or the Transfer Agent, as the case may be, in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                        CHANGE OF CONTROL PURCHASE NOTICE
                           FOR CERTIFICATED SECURITIES

         To cause the Company to purchase this Security in the event of any Change of Control of News Corporation, check the box: [_]

         In addition, set forth the following information:

         (a) The Certificate Number(s) of the Securities that will be delivered to be purchased; and

         (b) The portion of the Original Liquidation Preference of the Securities that will be delivered for purchase (which must be $1,000 or an integral multiple thereof).

         The undersigned acknowledges that this Security will be delivered pursuant to the terms and conditions specified in the Indenture and paragraph 6 hereof.


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Date:               Your Signature
     -------------                ----------------------------------------------


--------------------------------------------------------------------------------
     (Sign exactly as your name appears on the other side of this Security)

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, the Exchange Agent, the Security Registrar or the Transfer Agent, as the case may be, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee, the Exchange Agent, the Security Registrar or the Transfer Agent, as the case may be, in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.